Exhibit 99.1

TSX/NYSE American Symbol: TMQ

News Release

Trilogy Metals Announces US$25 Million Bought Deal Offering

of Common Shares

April 16, 2018 - Vancouver, British Columbia – Trilogy Metals Inc. (TSX/NYSE American: TMQ) ("Trilogy Metals" or "the Company") is pleased to announce that it has entered into an underwriting agreement (the “Underwriting Agreement”) with a syndicate of underwriters (the “Underwriters”) led by Cantor Fitzgerald Canada Corporation, acting as sole lead underwriter and book-running manager, and including Cormark Securities Inc., BMO Capital Markets and Roth Capital Partners, LLC, under which the Underwriters have agreed to buy on a bought deal, underwritten basis 21,551,724 common shares (the “Offered Shares”) of the Company at a price of US$1.16 per Offered Share (the “Offering Price”) for aggregate gross proceeds of approximately US$25 million (the “Offering”).

Pursuant to the terms of an underwriting agreement among the Company and the Underwriters (the “Underwriting Agreement”), the Company has granted the Underwriters an option, exercisable at the Offering Price at any time prior to 5:00 p.m. (Toronto time) on the day that is the 30th day following the closing date of the Offering, to purchase up to an additional 15% of the base Offered Shares offered in the Offering solely to cover over-allotments, if any, and for market stabilization purposes. The Offering is expected to close on or about April 20, 2018, subject to receipt of customary TSX and NYSE American approvals.

The Company intends to use the net proceeds of the Offering (i) to advance the Arctic Project to feasibility and permitting, (ii) for exploration in the Ambler mining district and (iii) for general corporate purposes.

The Company intends to file a final prospectus supplement (the “Supplement”) in both Canada and the United States to its Canadian short form base shelf prospectus (the “Canadian Base Prospectus”) dated November 21, 2017 and its U.S. shelf registration statement on Form S-3 (the “Registration Statement”) that was declared effective on November 21, 2017. Before investing, you should read the Supplement and the risk factors set out therein, the Canadian Base Prospectus as well as the Registration Statement and other documents the Company has filed with the United States Securities and Exchange Commission and the Canadian securities regulators for more complete information about the Company and the Offering. Copies of the Supplement and the Underwriting Agreement will be, and the Canadian Base Prospectus and the Registration Statement are, available for free by visiting the Company’s profiles on SEDAR at www.sedar.com or EDGAR at www.sec.gov/edgar.shtml, as applicable. Alternatively, investors may ask the Underwriters or the Company to send them the Supplement, when available, the Canadian Base Prospectus and/or the base prospectus contained in the Registration Statement by contacting Cantor Fitzgerald Canada Corporation, attention: Equity Capital Markets, 181 University Avenue, Suite 1500, Toronto, ON, M5H 3M7, email: ecmcanada@cantor.com or Cantor Fitzgerald & Co., Attention: Equity Capital Markets, 499 Park Avenue, 6th Floor, New York, New York, 10022 or by email at prospectus@cantor.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of Offered Shares in any state, province or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state, province, or other jurisdiction.

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About Trilogy Metals

Trilogy Metals Inc. is a metals exploration company focused on exploring and developing the Ambler mining district located in northwestern Alaska. It is one of the richest and most-prospective known copper-dominant districts located in one of the safest geopolitical jurisdictions in the world. It hosts world-class polymetallic VMS deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high grade copper mineralization. Exploration efforts have been focused on two deposits in the Ambler mining district - the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within the Company's land package that spans approximately 143,000 hectares. The Company has an agreement with NANA Regional Corporation, Inc., a Regional Alaska Native Corporation that provides a framework for the exploration and potential development of the Ambler mining district in cooperation with local communities. Our vision is to develop the Ambler mining district into a premier North American copper producer.

Company Contacts

Rick Van Nieuwenhuyse	Elaine Sanders
President & Chief Executive Officer	Vice President & Chief Financial Officer

604-638-8088 or 1-855-638-8088

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Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, statements with respect to the expected closing date of the Offering, statements with respect to approval of the Offering by the TSX and NYSE American and the use of proceeds from the Offering, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; exploration plans and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving success of exploration, development and mining activities, permitting timelines, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses; mineral reserve and resource estimates and the assumptions upon which they are based; assumptions and discount rates being appropriately applied to the PFS; our assumptions with respect to the likelihood and timing of the AMDIAP; capital estimates; prices for energy inputs, labour, materials, supplies and services the interpretation of drill results, the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for cooperation of government agencies and native groups in the development and operation of properties as well as the construction of the access road; the need to obtain permits and governmental approvals; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, metal grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risks and uncertainties disclosed in the Supplement, the Canadian Base Prospectus and the documents incorporated therein by reference, and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

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Cautionary Note to United States Investors

This press release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101") and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)-CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended ("CIM Definition Standards"). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term "resource" does not equate to the term "reserves". Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC's disclosure standards normally do not permit the inclusion of information concerning "measured mineral resources", "indicated mineral resources" or "inferred mineral resources" or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves" by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that all or any part of "measured" or "indicated resources" will ever be converted into "reserves". Investors should also understand that "inferred mineral resources" have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. Under Canadian rules, estimated "inferred mineral resources" may not form the basis of feasibility or pre-feasibility studies except in rare cases. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves" are also not the same as those of the SEC, and reserves reported by Trilogy Metals in compliance with NI 43-101 may not qualify as "reserves" under SEC standards. Arctic does not have known reserves, as defined under SEC Industry Guide 7. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with U.S. standards.

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